EXHIBIT 10.62 SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK CERTIFICATE OF DESIGNATION DATED SEPTEMBER 1995

                           CERTIFICATE OF DESIGNATION,
                            PREFERENCES AND RIGHTS OF
                 SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       OF
                          AMERICAN ECOLOGY CORPORATION

American Ecology Corporation, a corporation organized and existing under the Delaware General Corporation Law, (the "Corporation") DOES HEREBY
CERTIFY:

That, effective September ___, 1995, pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation and pursuant to the provisions of Section
151(a) and other applicable provisions of the Delaware General Corporation Law, the Board of Directors (or, as and to the extent authorized pursuant to applicable law, a committee acting with the authority of the Board of Directors) duly adopted, by all necessary action on the part of the Corporation, the following resolution creating a series of 105,264 shares of preferred stock designated as Series D Cumulative Convertible Preferred Stock;

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Amended and Restated Certificate of Incorporation, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

                SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK.

1. Designation. The series shall be designated as the "Series D Cumulative Convertible Preferred Stock" (the "Series D Preferred Stock").

2. Number. The number of shares of the Series D Preferred Stock authorized to be issued is 105,264.

3. Dividends.

(a) The Corporation shall pay to the holders of the Series D Preferred Stock, a mandatory cumulative dividend at an annual rate of 8.375% of the Base Liquidation Preference (as such term is defined in Section 4 below) each year, subject only to the Corporation having funds from which dividends may lawfully be paid in accordance with applicable law; provided, however, that the Corporation shall not be obligated to pay any dividend if, as a result of such


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payment, the Corporation would breach (i) any agreement or instrument governing or evidencing the corporation's senior bank debt as in effect (including giving effect to then applicable waivers, forbearances, amendments, consents or other arrangements with the lender) on the date of initial issuance of shares of the Series D Preferred Stock (the "Initial Debt Documents") or (ii) any successor agreement or instrument, or any modification or amendment thereto, that is reasonably determined by the Board of Directors, acting in good faith, to be, as of the time of effectiveness of the successor agreement or instrument, or the modification or amendment thereto, not more restrictive upon the payment of dividends on the Series D Preferred Stock than the Initial Debt Documents. Dividends on the Series D Preferred Stock shall be cumulative and shall commence to accrue and be cumulative (whether or not declared) from the date on which such shares shall have been issued. Such dividends shall be mandatorily payable as stated above, in cash, in equal quarterly payments on January 15, April 15, July 15 and October 15 of each year (each such date being referred to herein as a "dividend payment date"), commencing October 15, 1995, or if not paid on such dividend payment date by reason of a prohibition against such payment pursuant to the first sentence of this subsection (a) (a "payment prohibition"), then promptly when and to the extent no such payment prohibition continues to apply; provided, however, that the dividend payable in respect of the quarter ended on the first dividend payment date after the date on which such shares shall have been issued shall be reduced in proportion to the portion of such quarterly period in which such shares were not issued; and provided further, however, that if and to the extent that, at any dividend payment date, the Corporation shall fail to make any quarterly dividend payment on the Series D Preferred Stock (which failure shall only be permitted to the extent a payment prohibition applies), such unpaid dividend amount shall accumulate without interest until paid. Such dividends shall be paid to the Series D Preferred Stock stockholders of record on a date, not exceeding 60 days preceding each such dividend payment date, fixed not less than 10 days in advance for that purpose by the Board of Directors. All full or partial dividends paid with respect to shares of the Series D Preferred Stock, whether in cash or additional shares of the Series D Preferred Stock or otherwise, shall be paid pro rata to the holders entitled thereto.

(b) So long as any shares of the Series D Preferred Stock are outstanding, unless all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) pay or declare any dividends, or make any other distributions, on any shares of stock ranking junior to the Series D Preferred Stock in respect of dividends or distribution of assets upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation");

     (ii) pay or declare any dividends, or make any other distributions, on any shares of stock ranking on a parity to the Series D Preferred Stock in respect of dividends or distribution of assets upon Liquidation, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or


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    (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior to the Series D Preferred Stock in respect of dividends or distribution of assets upon Liquidation, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior to the Series D Preferred Stock in respect of dividends or distribution of assets upon Liquidation.

Except as otherwise provided in this subsection (b), the Board of Directors may declare and the Corporation may pay or set apart for payment dividends and other distributions on the common stock (the "Common Stock") and the preferred stock (the "Preferred Stock") of the Corporation ranking junior to or on a parity with the Series D Preferred Stock in respect of dividends or distributions of assets upon Liquidation, and may redeem, purchase, retire or otherwise acquire for consideration shares of Common Stock or Preferred Stock ranking junior to or on a parity with the Series D Preferred Stock in respect of dividends or distributions of assets upon Liquidation, and the holders of the Series D Preferred Stock shall not be entitled to share therein.

(c) In the event the Corporation, not being in violation of the provisions of the preceding paragraph, shall distribute to all holders of its Common Stock (x) evidences of indebtedness or assets and property other than cash, (y) capital stock of the Corporation other than Common Stock, or (z) rights to subscribe for or warrants to purchase any security other than rights or warrants to purchase only
(i) Common Stock or (ii) units consisting of shares of Common Stock and warrants to purchase shares of Common Stock (all of such distributions collectively hereinafter called "Shared Distributions"), then the holders of the Series D Preferred Stock shall participate in such Shared Distributions as if immediately prior to the record date for determination of stockholders entitled to receive such Shared Distribution such holders had converted their shares of the Series D Preferred Stock into shares of Common Stock.

4. Liquidation Rights. In the event of the Liquidation of the Corporation, the holders of the Series D Preferred Stock shall be entitled to have paid to them out of the assets of the Corporation, before any distribution is made to or set apart for the holders of Common Stock or of any other series of Preferred Stock or any other class or series of stock of the Corporation ranking junior to the Series D Preferred Stock in respect of distribution of assets upon Liquidation, an amount equal to $47.50 per share (the "Base Liquidation Preference"), plus an amount equal to any cash dividends and Shared Distributions which have accumulated but have not been paid on or prior to the date of final distribution to holders of the Series D Preferred Stock (collectively, the "Aggregate Liquidation Preference"), and no more. The liquidation payment with respect to each outstanding fractional share of the Series D Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of the Series D Preferred Stock.

If upon any Liquidation of the Corporation the assets of the Corporation or proceeds thereof distributable among the holders of shares of the Series D Preferred Stock shall be insufficient to pay in full the preferential amounts


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payable to such holders, then such assets or the proceeds thereof shall be distributed among such holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

For purposes of this Section 4, the voluntary sale, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation to, or a consolidation or merger of the Corporation with, one or more corporations shall not be deemed to be a Liquidation.

5. Redemption. Shares of the Series D Preferred Stock will not be redeemable.

6. Conversion Rights.

(a) Subject to the provisions for adjustment hereinafter set forth, the shares of the Series D Preferred Stock may be converted, at the option of the holder thereof, at any time or from time to time into fully paid and nonassessable whole shares of Common Stock at rate of 1 share of Common Stock for each $5.50 of the Aggregate Liquidation Preference of the Series D Preferred Stock duly surrendered for conversion, provided, however, that any right a holder of any shares of the Series D Preferred Stock may have otherwise had for the payment of any dividends or Shared Distributions which have accumulated or are in arrears with respect to the shares of Series D Preferred Stock converted hereunder shall terminate as of the date of surrender for conversion of such shares, and such holder shall have no further rights to the payment of such dividends or Shared Distributions.

(b) Each holder of the Series D Preferred Stock desiring to exercise such holder's right of conversion shall deliver written notice of election to convert, stating the names and addresses of the persons to whom the Common Stock is to be issued, and shall surrender the certificate or certificates for the shares of Series D Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer (unless such endorsement or instruments are waived by the Corporation) to the Corporation during usual business hours at the office of the transfer agent of the Corporation for the transfer of its Common Stock in Dallas, Texas (or such other place as may be designated by the Corporation upon written notice to all holders of the Series D Preferred Stock). Upon receipt by the Corporation of any such notice of election to convert shares of the Series D Preferred Stock, and upon surrender of the certificate or certificates therefor, the Corporation shall execute and deliver, as soon as practicable, to the converting holder, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock resulting from such conversion, together with any cash adjustment in lieu of fractional shares as provided in subsection (d). For all purposes, the rights of a converting holder, as such, shall cease, and the person or persons in whose name or names the certificate or certificates for Common Stock issuable upon such conversion are to be issued shall be deemed to have become the record holder or holders of such Common Stock at the close of business on the day (the "Date of Conversion") on which delivery of such notice or the surrender of the certificate or certificates for such shares (whichever shall later occur) shall be made.


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(c) The Corporation shall pay all issue taxes, if any, incurred in respect to the Common Stock delivered on conversion; provided, however, that the Corporation shall not be required to pay transfer or other taxes, if any, incurred by reason of the issuance or delivery of such Common Stock in names other than those in which the shares surrendered for conversion are registered, and no delivery of certificates registered in names other than those in which the shares surrendered for conversion are registered, and no delivery of certificates for such Common Stock shall be made unless and until there has been paid to the Corporation the amount of any such taxes, or there shall have been established to the satisfaction of the Corporation that such taxes have been or are not required to be paid. The Corporation shall not close its books against the transfer of Series D Preferred Stock or of Common Stock issued or issuable upon conversion of Series D Preferred Stock in any manner which interferes with the timely conversion of Series D Preferred Stock. The Corporation shall assist and cooperate with any holder of shares of Series D Preferred Stock required to make any required governmental filings or obtain any governmental approval prior to or in connection with any conversion of such shares hereunder (including, without limitation, making any filings required to be made by the Corporation). All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

(d) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of the Series D Preferred Stock. If more than one share of the Series D Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares, the Corporation shall, in lieu of delivering such fractional share, make a cash payment, as an adjustment in respect of such undelivered fraction of a share, in an amount equal to the same fraction of the Current Market Price of one share of the Common Stock on the last business day before the Date of Conversion. The "Current Market Price" on any given day shall be: (i) if the Common Stock is listed or admitted to unlisted trading privileges on any exchange registered with the Securities and Exchange Commission as a "national securities exchange" under the Securities Exchange Act of 1934 (a "National Securities Exchange"), the last sales price of the shares of Common Stock on the National Securities Exchange in or nearest the City of New York on which the shares of Common Stock shall be listed or admitted to unlisted trading privileges (or the quoted closing bid if there be no sales on such National Securities Exchange) on the most recently completed trading day prior to such day; or (ii) if the Common Stock is not so listed or admitted, the closing sales price of a share of Common Stock as quoted in The Nasdaq Stock Market on the most recently completed trading day prior to the day in question; or


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(iii) if the Common Stock is not so quoted, the mean between the high and low bid prices of the shares of Common Stock in the over-the- counter market on the most recently completed trading day prior to the day in question as reported by National Quotation Bureau Incorporated or similar organization.

(e) The number of shares of Common Stock into which each share of the Series D Preferred Stock is convertible (the "Conversion Rate") shall be subject to adjustment from time to time as follows:

     (i) In case the Corporation shall (x) pay a dividend or make a distribution of Common Stock on outstanding Common Stock, (y) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification or otherwise, or (z) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, the Conversion Rate in effect immediately prior thereto shall be adjusted proportionately so that the holder of a share of the Series D Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Common Stock that such holder would have owned after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (i) shall become effective retroactively to immediately after the record date in the case of a share dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.
     (ii) In case of any capital reorganization or reclassification of the shares of Common Stock (except as provided in subparagraph (i) above), or in case of any consolidation or merger to which the Corporation is a party (other than a merger in which the Corporation is the surviving corporation and which does not result in any capital reorganization or reclassification of Common Stock), or in case of any sale or conveyance to another corporation of all or substantially all of the property and assets of the Corporation, and if, in connection with any such consolidation, merger, sale or conveyance, shares or other securities or property shall be issuable or deliverable in exchange for shares of Common Stock, provision shall be made as part of the terms of such capital reorganization or reclassification, consolidation, merger, sale or conveyance that the holder of each share of the Series D Preferred Stock thereafter surrendered for conversion shall have the right to convert such share into the same kind and amount of stock and other securities and property as would have been receivable upon such capital reorganization or reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior thereto. In any such case, appropriate provision (as determined to be equitable in the business judgment of the Board of Directors) shall be made for the application of Section 6 with respect to the rights and interests thereafter of the holders of the Series D Preferred Stock to the end that such Section (including adjustments of the Conversion Rate) shall be reflected thereafter, as nearly as reasonably practicable, in all subsequent conversions of the Series D Preferred Stock. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in a manner determined to be equitable in the business judgment of the Board of Directors to the holders of the Series D Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.
    (iii) In case the Corporation shall issue pro rata to the holders of shares of its Common Stock rights or warrants entitling them, during a period not exceeding 30 days after the record date mentioned below, to subscribe for or purchase only shares of its Common Stock at a price per share less than the average of the Current Market Price (as defined above) of the Common Stock for the 30 consecutive trading days commencing 45 days before such record date (the "Average Market Price"), the number of shares of its Common Stock into which each share of the Series D Preferred Stock shall be convertible thereafter shall be determined by multiplying the number of shares of Common Stock into which each such share was convertible theretofore by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares being offered would purchase at such Average Market Price. Such adjustment shall be made whenever such rights or warrants are issued and shall become retroactively effective immediately after the record date for the determination of the stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.
     (iv) In case the Corporation shall issue pro rata to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase only (x) shares of its Common Stock except as described in subparagraph (iii) above, or (y) units consisting of shares of Common Stock and warrants to purchase shares of Common Stock, the number of shares of its Common Stock into which each share of the Series D Preferred Stock shall be convertible thereafter shall be determined by multiplying the number of shares of Common Stock into which each such share was convertible theretofore by a fraction, of which the numerator shall be the Average Market Price for a share of Common Stock determined as of the record date mentioned below, and of which the denominator shall be such Average Market Price less the fair market value (as determined in the business judgment of the Board of Directors) as of such record date of the rights or warrants distributed pro rata to one of the outstanding shares of Common Stock. Such adjustment shall be made whenever such distribution is made and shall become retroactively effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.
     (v) In case the Corporation shall issue or sell any shares (including treasury shares) of Common Stock, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock issued (x) upon exercise of warrants to purchase shares of Common Stock issued prior to or substantially simultaneously with the first issuance of shares of the Series D Preferred Stock or (y) pursuant to any stock option plan or other stock incentive or stock ownership plan for employees or management of the Corporation ("Additional Shares of Common Stock") for a cash purchase price that is less than the quotient of $5.50 divided by the number of shares of Common Stock into which each $5.50 of the Aggregate Liquidation Preference was theretofore convertible (such quotient, the "Conversion Price"), the number of shares of Common Stock into which each share of the Series D Preferred Stock shall be convertible thereafter shall be determined by multiplying the number of shares of Common Stock into which each such share was convertible theretofore by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately after such issuance or sale, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such Additional Shares of Common Stock so issued or sold would purchase at the Conversion Price. Such adjustment shall be made whenever any such Additional Shares of Common Stock are so issued or sold.

The foregoing provisions for adjustment of the Conversion Rate shall apply in each successive instance in which an adjustment is required thereby. No adjustment in the Conversion Rate resulting from the application of the foregoing provisions is to be given effect unless, by making such adjustment, the Conversion Rate in effect immediately prior to such adjustment would be changed thereby by 1% or more, but any adjustment that would change the Conversion Rate by less than 1% is to be carried forward and given effect in making future adjustments; provided, however, that each adjustment of the Conversion Rate shall in all events be made not later than three years from the date such adjustment would have been required to be made except for the provisions of this sentence. All calculations under this Section 6 shall be made to the nearest one-hundredth (1/100th) of a share.

Shares of Common Stock owned by or held for the account of the Corporation shall not be deemed to be outstanding for the purposes of any computation made under this Section 6.


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Whenever the number of shares of Common Stock deliverable upon the conversion of shares of the Series D Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall forthwith file at its principal office and with any transfer agent for the Series D Preferred Stock and for the Common Stock a statement, signed by the President or one of the Vice-Presidents of the Corporation and by its Treasurer or one of its Assistant Treasurers, stating the adjusted number of shares of Common Stock deliverable per share of the Series D Preferred Stock and setting forth in reasonable detail, the method of calculation and the facts requiring such adjustment and upon which such calculation is based, and shall mail a notice of such adjustment to each holder of record of the Series D Preferred Stock. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

In the event:

(x) of the occurrence of any of the events referred to in subparagraphs (i),
(ii), (iii) and (iv) above; or

(y) of the Liquidation of the Corporation;

then the Corporation shall cause to be mailed to any transfer agent for the Series D Preferred Stock and to the holders of record of the outstanding shares of the Series D Preferred Stock at least 20 days prior to the applicable date hereinafter specified, a notice describing the event and stating the effect, if any, that such event will have upon the Conversion Rate, and (A) the date on which a record is to be taken for the purpose of a distribution referred to in subparagraphs (i), (iii) or (iv) above, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution are to be determined, or (B) the date on which any subdivision, combination or other capital reorganization or reclassification or any consolidation, merger, sale or conveyance referred to in subparagraphs (i) or
(ii) above or such Liquidation is expected to become effective.

The Corporation will at all times reserve and keep available for issuance upon conversion of the Series D Preferred Stock the number of shares of Common Stock that is equal to the number of shares of the Series D Preferred Stock outstanding multiplied by the Conversion Rate; provided, however, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of the Series D Preferred Stock by delivery of shares of Common Stock that are held in the treasury of the Corporation. The Corporation covenants that all shares of Common Stock that shall be issued upon conversion of the shares of the Series D Preferred Stock will, upon issue, be fully paid and nonassessable and not subject to any preemptive rights.

The shares of Common Stock issuable upon conversion of the shares of the Series D Preferred Stock when the same shall be issued in accordance with the terms of the Series D Preferred Stock are hereby declared to be and shall be fully paid


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nonassessable shares of Common Stock and not liable to any calls or assessments thereon, and the holders thereof shall not be liable for any further payments in respect thereof.

"Common Stock" when used in Section 6 with reference to the Common Stock into which the Series D Preferred Stock is convertible and when used in Section 8 below, shall mean only Common Stock as authorized by the Restated Certificate of Incorporation of the Corporation, as amended to the date hereof, and any shares into which such Common Stock may thereafter have been changed, and, when otherwise used in Section 6 and when used in Section 3, shall also include shares of the Corporation of any other class or series, whether now or hereafter authorized, that ranks or is entitled to participation, as to payment of assets upon Liquidation and payment of dividends, substantially on a parity with such Common Stock or other class of shares into which such Common Stock may have been changed.

The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion privilege of the holders of the Series D Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (1) will not increase the par value of any shares of stock receivable upon conversion of the Series D Preferred Stock above the Conversion Price then in effect, and (2) will take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock upon the conversion in full of all Series D Preferred Stock from time to time outstanding.

7. Voting Rights. Except as otherwise required by applicable law, the holders of the Series D Preferred Stock shall have no voting rights or powers.

8. Ranking. The Series D Preferred Stock shall rank senior to the Common Stock (as defined in Section 6) and to all other series of the Corporation's preferred stock as to the payment of dividends and Shared Distributions, and as to the distribution of the Corporation's assets, unless the terms and designations of any such series of preferred stock shall provide otherwise, provided, however, that in no event shall the Series D Preferred Stock rank junior to any other class or series of the Corporation's capital stock.

9. Other Rights. The holders of the Series D Preferred Stock shall not have any other preferences or special rights.

10. Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of Series D Preferred Stock. Upon the surrender of any certificate representing Series D Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of


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shares of Series D Preferred Stock represented by the surrendered certificate.
Each such new certificate shall be registered in such name (upon satisfactory compliance with all applicable securities laws) and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series D Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Series D Preferred Stock represented by the surrendered certificate.

11. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of any class of Series D Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that the holder's own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series D Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

12. Amendment and Waiver. Any amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 12 hereof with the prior written consent of the holders of a majority of the Series D Preferred Stock outstanding at the time such action is taken.

IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed and subscribed this Certificate this ____ day of September, 1995.

                          AMERICAN ECOLOGY CORPORATION

By:                                       Name:
    -------------------------------------      ------------------------------

Title:
       ----------------------------------

ATTEST:


Name:
      --------------------------------
Title:
       -------------------------------


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NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE
HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES STATUTE. NO SALE, TRANSFER OR OTHER DISPOSITION HEREOF OR THEREOF, OR OF ANY INTEREST HEREIN OR THEREIN, MAY BE MADE OR SHALL BE RECOGNIZED UNLESS IN THE OPINION OF COUNSEL TO OR REASONABLY SATISFACTORY TO THE COMPANY SUCH TRANSACTION WOULD NOT VIOLATE OR REQUIRE REGISTRATION UNDER SUCH ACT OR OTHER STATUTE

                       WARRANT TO PURCHASE COMMON STOCK OF

                          AMERICAN ECOLOGY CORPORATION

THIS WARRANT CERTIFIES that, for value received, _____________________ (the "Holder") is entitled to purchase from American Ecology Corporation, a Delaware corporation (the "Company"), at a price of $4.75 per share, subject to adjustment as provided in Section 4 hereof ("Purchase Price"), at any time after the date hereof up to and including September _____, 1999, ___________________ fully paid and non-assessable shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the holder hereof, at any time or from time to time, on any day that is not a Saturday, Sunday or public holiday under the laws of the State of Texas (such day being hereinafter referred to as a "Business Day"), for all or part of the number of shares of Common Stock purchasable upon its exchange, by
(i) delivery of a Subscription Notice (in the form attached to this Warrant) of such holder's election to exercise this Warrant, specifying the number of shares of Common Stock to be purchased, (ii) payment of the Purchase Price for such shares by certified check or bank draft payable to the order of the Company and
(iii) surrender of this Warrant (properly endorsed if required) at the Company's principal office in Houston, Texas, or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof.

In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof as soon as reasonably practicable, but in any event within twenty-one (21) days, after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented hereby on the date on which this Warrant was surrendered and payment of the Purchase Price was made, irrespective of the date of issue or delivery of such certificate.

2. Transfer. The Company will maintain books for the registration and transfer of the Warrants, and any such transfer will be registrable thereon upon surrender of the transferred Warrant to the Company's office at the address set forth in Section 11, together with a duly executed assignment thereof and funds sufficient to pay any required stock transfer taxes. Upon such surrender and payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignees and in the number of shares of Common Stock specified in the Assignment set forth on the reverse of the Subscription Notice, and this Warrant shall promptly be canceled.

3. Certain Covenants of the Company. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized, and reserved free of preemptive or other rights for the exclusive purpose of issue upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be issued upon the exercise of the rights represented by this Warrant without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance.

4. Adjustment of Purchase Price and Number of Shares. The number of shares of Common Stock with respect to which this Warrant is exercisable (the "Exercise Rate") shall be subject to adjustment from time to time as follows:

a. In case the Company shall (x) pay a dividend or make a distribution of Common Stock on outstanding Common Stock, (y) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification or otherwise, or (z) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, the Exercise Rate in effect immediately prior thereto shall be adjusted proportionately so that the holder of this Warrant thereafter exercised shall be entitled to receive the number of shares of the Common Stock that such holder would have owned after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (a) shall become effective retroactively to immediately after the record date in the case of a share dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

b. In case of any capital reorganization or reclassification of the shares of Common Stock (except as provided in subparagraph (a) above), or in case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification of Common Stock), or in case of any sale or conveyance to another corporation of all or substantially all of the property and assets of the Company, and if, in connection with any such consolidation, merger, sale or conveyance, shares or other securities or property shall be issuable or deliverable in exchange for shares of Common Stock, provision shall be made as part of the terms of such capital reorganization or reclassification, consolidation, merger, sale or conveyance that the holder of this Warrant thereafter exercised shall have the right upon such exercise to receive the same kind and amount of stock and other securities and property as would have been receivable upon such capital reorganization or reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock with respect to which such Warrant might have been exercised immediately prior thereto. In any such case, appropriate provision (as determined to be equitable in the business judgment of the Board of Directors) shall be made for the application of Section 4 with respect to the rights and interests thereafter of the holder of this Warrant to the end that such Section (including adjustments of the Exercise Rate) shall be reflected thereafter, as nearly as reasonably practicable, in all subsequent exercises of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in a manner determined to be equitable in the business judgment of the Board of Directors to the holder of this Warrant), the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

c. In case the Company shall issue pro rata to the holders of shares of its Common Stock rights or warrants entitling them, during a period not exceeding 30 days after the record date mentioned below, to subscribe for or purchase only shares of its Common Stock at a price per share less than the average of the Current Market Price (as defined in Section 6) of the Common Stock for the 30 consecutive trading days commencing 45 days before such record date (the "Average Market Price"), the number of shares of its Common Stock with respect to which this Warrant is exercisable thereafter shall be determined by multiplying the number of shares of Common Stock with respect to which this Warrant was exercisable theretofore by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares being offered would purchase at such Average Market Price. Such adjustment shall be made whenever such rights or warrants are issued and shall become retroactively effective immediately after the record date for the determination of the stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate shall be readjusted to the Exercise Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.

d. In case the Company shall issue pro rata to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase only
(x) shares of its Common Stock except as described in subparagraph (iii) above, or (y) units consisting of shares of Common Stock and warrants to purchase shares of Common Stock, the number of shares of its Common Stock with respect to which this Warrant is exercisable thereafter shall be determined by multiplying the number of shares of Common Stock with respect to which this Warrant was exercisable theretofore by a fraction, of which the numerator shall be the Average Market Price for a share of Common Stock determined as of the record date mentioned below, and of which the denominator shall be such Average Market Price less the fair market value (as determined in the business judgment of the Board of Directors) as of such record date of the rights or warrants distributed pro rata to one of the outstanding shares of Common Stock. Such adjustment shall be made whenever such distribution is made and shall become retroactively effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

The foregoing provisions for adjustment of the Exercise Rate shall apply in each successive instance in which an adjustment is required thereby. No adjustment in the Exercise Rate resulting from the application of the foregoing provisions is to be given effect unless, by making such adjustment, the Exercise Rate in effect immediately prior to such adjustment would be changed thereby by 1% or more, but any adjustment that would change the Exercise Rate by less than 1% is to be carried forward and given effect in making future adjustments; provided, however, that each adjustment of the Exercise Rate shall in all events be made not later than three years from the date such adjustment would have been required to be made except for the provisions of this sentence. All calculations under this Section 4 shall be made to the nearest one-hundredth (1/100th) of a share. Shares of Common Stock owned by or held for the account of the Company shall not be deemed to be outstanding for the purposes of any computation made under this Section 4.

Whenever the number of shares of Common Stock deliverable upon the exercise of this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file at its principal office and with any transfer agent for the Common Stock a statement, signed by the President or one of the Vice-Presidents of the Company and by its Treasurer or one of its Assistant Treasurers, stating the adjusted number of shares of Common Stock deliverable with respect to this Warrant and setting forth in reasonable detail, the method of calculation and the facts requiring such adjustment and upon which such calculation is based, and shall mail a notice of such adjustment to the holder of record of this Warrant. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

In the event:

(x) of the occurrence of any of the events referred to in subparagraphs (a),
(b), (c) and (d) above; or

(y) of any liquidation, dissolution or winding up of the Company (a "Liquidation");

then the Company shall cause to be mailed to the holder of record of this Warrant at least 20 days prior to the applicable date hereinafter specified, a notice describing the event and stating the effect, if any, that such event will have upon the Exercise Rate, and (A) the date on which a record is to be taken for the purpose of a distribution referred to in subparagraphs (a), (c) or (d) above, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution are to be determined, or (B) the date on which any subdivision, combination or other capital reorganization or reclassification or any consolidation, merger, sale or conveyance referred to in subparagraphs (a) or (b) above or such Liquidation is expected to become effective.

The Company will at all times reserve and keep available for issuance upon exercise of this Warrant the number of shares of Common Stock that is equal to the Exercise Rate; provided, however, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the exercise of this Warrant by delivery of shares of Common Stock that are held in the treasury of the Company. The Company covenants that all shares of Common Stock that shall be issued upon exercise of this Warrant will, upon issue, be fully paid and nonassessable and not subject to any preemptive rights.

The shares of Common Stock issuable upon exercise of this Warrant when the same shall be issued in accordance with the terms hereof are hereby declared to be and shall be fully paid nonassessable shares of Common Stock and not liable to any calls or assessments thereon, and the holders thereof shall not be liable for any further payments in respect thereof.

"Common Stock" when used in Section 4 with reference to the Common Stock with respect to which this Warrant is exercisable, shall mean only Common Stock as authorized by the Restated Certificate of Incorporation of the Company, as amended to the date hereof, and any shares into which such Common Stock may thereafter have been changed, and, when otherwise used in
Section 4, shall also include shares of the Company of any other class or series, whether now or hereafter authorized, that ranks or is entitled to participation, as to payment of assets upon Liquidation and payment of dividends, substantially on a parity with such Common Stock or other class of shares into which such Common Stock may have been changed.

The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion privilege of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (1) will not increase the par value of any shares of stock receivable upon exercise of this Warrant above the Purchase Price then in effect, and (2) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise in full of this Warrant from time to time outstanding.

5. Fractional Interests. The Company shall not be required to issue fractional shares on the exercise of a Warrant. If any fraction of a share would be issuable on the exercise of a Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the current market price per share of Common Stock (as defined in Section 6) multiplied by such fraction.

6. Definition of Current Market Value. The "Current Market Price" on any given day shall be: (i) if the Common Stock is listed or admitted to unlisted trading privileges on any exchange registered with the Securities and Exchange Commission as a "national securities exchange" under the Securities Exchange Act of 1934 (a "National Securities Exchange"), the last sales price of the shares of Common Stock on the National Securities Exchange in or nearest the City of New York on which the shares of Common Stock shall be listed or admitted to unlisted trading privileges (or the quoted closing bid if there be no sales on such National Securities Exchange) on the most recently completed trading day prior to such day; or (ii) if the Common Stock is not so listed or admitted, the closing sales price of a share of Common Stock as quoted in The Nasdaq Stock Market on the most recently completed trading day prior to the day in question; or (iii) if the Common Stock is not so quoted, the mean between the high and low bid prices of the shares of Common Stock in the over-the-counter market on the most recently completed trading day prior to the day in question as reported by National Quotation Bureau Incorporated or similar organization.

7. Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

8. Restrictions on Transferability. This Warrant was originally issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and neither this Warrant nor any shares of Common Stock issuable upon the exercise hereof were then registered under the Securities Act. Unless this Warrant or such shares were subsequently registered under the Securities Act and sold by the holder thereof in accordance with such registration, this Warrant or such shares, as the case may be, may not be sold by the holder hereof or of such shares unless this Warrant or such shares is or are subsequently registered under the Securities Act or an exemption from such registration is available. The shares of Common Stock issuable hereunder will be an appropriate restrictive legend as is required by the Securities Act or any state blue sky laws. The holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of this Section and represents to the Company that it is acquiring the Warrant and the Common Stock issuable hereunder solely for its own account, for the purpose of investment and not with a view to distributing or selling it or any part thereof in violation of the Securities Act, but subject, nevertheless, to any requirement of law that the disposition of such holder's property be at all times within its control.

9. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that the holder's own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of this Warrant, the Company shall (at its expense) execute and deliver in lieu of this Warrant a new warrant of like kind dated the date of such lost, stolen, destroyed or mutilated Warrant.

10. Notice Generally. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to the holder of this Warrant or of the Common Stock issued upon the exercise hereof at its last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at its office, 5333 Westheimer, Suite 1000, Houston, Texas 77056-5407, Attention of the President, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

11. Voting Rights, Dividends. This Warrant does not grant the holder hereof any voting rights or other rights as a stockholder of the Company. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

12. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE LAW OF THE STATE OF DELAWARE.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed this ____ day of September, 1995.

                          AMERICAN ECOLOGY CORPORATION

                      By:
                          ---------------------------------

                                     Name:

                                     Title:

                               SUBSCRIPTION NOTICE
                 (To be executed only upon exercise of Warrant)

_____________________________, being the undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases __________ shares of the Common Stock, par value $.01 per share (the "Common Stock"), of American Ecology Corporation, constituting all or part of the shares of Common Stock purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) together with, if such certificates do not represent all the shares of Common Stock purchasable with this Warrant, a new Warrant, identical to the canceled Warrant except with respect to the number of shares of Common Stock evidenced thereby, for the remaining unsold shares of Common Stock, be issued in the name of and delivered to the undersigned at the address set forth below.

Dated:
       ---------------------



                    ---------------------------------------------
                             NAME OF WARRANT HOLDER
                      By:
                          ---------------------------------
                                     Name:
                                     Title:

                    ---------------------------------------------
                                 STREET ADDRESS


                    ---------------------------------------------
                               CITY STATE ZIP CODE


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